TEMPLETON INSTITUTIONAL FUNDS, INC.


                              [TEMPLETON GRAPHIC]


TIFI                             GROWTH SERIES

                               SEMIANNUAL REPORT

[LOGO] TEMPLETON                JUNE 30, 1999

PAGE


MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

         - ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

         - ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

         - ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

PAGE

June 30, 1999


Dear Shareholder:

         During the middle of 1998, investors were clearly worried about the health of the global economy and the potential for substantial earnings shortfalls. The Asian crisis appeared to be highly contagious and investor sentiment plummeted until the Federal Reserve Board (the "Fed") was apparently able to identify and prescribe corrective measures. Three interest rate reductions and an ample injection of liquidity seemed to reverse the course of the Asian crisis and stabilize the global economy. Fortunately, the Templeton Institutional Funds, Inc. Growth Series (the "Fund") was well-placed to take advantage of the revitalized health of the global economy. The Fund's holdings of emerging market and cyclical stocks rebounded forcefully in the first half of 1999 as earnings prospects improved and investors' fears abated. Moreover, the Fund's underweighting of European shares was helpful to its performance relative to its benchmarks as the euro's weakness, sluggish European economic growth, and high equity valuations conspired to produce weak U.S. dollar returns. For the quarter and year-to-date periods ended June 30, 1999, the Fund reported cumulative total returns


                           TOTAL RETURNS AS OF 6/30/99

                                                                                       CUMULATIVE
                              ONE-YEAR          THREE-YEAR         FIVE-YEAR              SINCE
                              AVERAGE             AVERAGE           AVERAGE        INCEPTION (1), (3)
                           ANNUAL (1), (2)    ANNUAL (1), (2)   ANNUAL (1), (2)         (05/03/93)
   TIFI Growth Series          11.71%             14.11%             14.19%              128.42%
   MSCI AC World
   Free Index (4)              16.71%             17.52%             16.22%              140.05%
   MSCI World Index (4)        16.08%             18.76%             17.25%              149.11%

(1) The Fund's manager and administrator have agreed in advance to reduce their respective fees in order to limit the total expenses of the Fund to an annual rate of 0.90% of average net assets. If these fee reductions are insufficient to so limit the Fund's expenses, the administrator has agreed to assume as its own expense certain expenses otherwise payable by the Fund. These voluntary agreements did not result in any fee reductions for the Fund for the period ended June 30, 1999. After May 1, 2000, the manager and administrator may end this arrangement at any time.

(2) Average annual total return represents the average annual change in value of an investment over the indicated periods.

(3) Cumulative total return represents the change in value of an investment over the indicated periods.

(4) Source: Morgan Stanley Capital International. The MSCI AC World Free Index measures the performance of securities located in 47 countries, including emerging markets in Latin America, Asia and Eastern Europe. It includes reinvested dividends. The MSCI World Index tracks the performance of approximately 1500 securities in 22 countries and is designed to measure world stock market performance. It includes reinvested dividends.

Indices are unmanaged, do not contain cash, and do not include management or other operating expenses. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 6 of this report.

                                                                    continued...


                             [PHOTO OF GARY MOTYL]

GARY MOTYL HAS BEEN A PORTFOLIO MANAGER AND RESEARCH ANALYST WITH TEMPLETON INVESTMENT COUNSEL, INC. SINCE 1981. HE CURRENTLY MANAGES SEVERAL INSTITUTIONAL MUTUAL FUNDS, AND IS RESPONSIBLE FOR MANAGING MANY OF OUR SEPARATE ACCOUNT PORTFOLIOS. MR. MOTYL'S RESEARCH RESPONSIBILITIES INCLUDE THE GLOBAL AUTOMOBILE INDUSTRY AND U.S.-BASED UTILITIES AS WELL AS COUNTRY COVERAGE OF GERMANY.

PRIOR TO JOINING THE TEMPLETON ORGANIZATION, MR. MOTYL WORKED FROM 1974 TO 1979 AS A SECURITY ANALYST WITH STANDARD & POOR'S CORPORATION. HE THEN WORKED AS A RESEARCH ANALYST AND PORTFOLIO MANAGER FROM 1979 TO 1981 WITH LANDMARK FIRST NATIONAL BANK. IN THIS CAPACITY HE HAD RESPONSIBILITY FOR EQUITY RESEARCH AND MANAGED SEVERAL PENSION AND PROFIT SHARING PLANS.

MR. MOTYL HOLDS A BACHELOR OF SCIENCE IN FINANCE DEGREE FROM LEHIGH UNIVERSITY IN PENNSYLVANIA AND A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM PACE UNIVERSITY IN NEW YORK, AND IS A CHARTERED FINANCIAL ANALYST.

PAGE
TEMPLETON INSTITUTIONAL FUNDS, INC. GROWTH SERIES
letter continued................................................................


                       GEOGRAPHIC DISTRIBUTION ON 6/30/99
               (Equity Assets as a Percentage of Total Net Assets)

[PIE CHART]


Europe                    44.5%
North America             20.2%
Australia/New Zealand      5.4%
Latin America/Caribbean    9.0%
Asia                      14.2%



                        FUND ASSET ALLOCATION ON 6/30/99

[PIE CHART]


Equity*                                     93.3%
Short-Term Investments & Other Net Assets    6.7%


*Equity includes convertible and preferred securities


of 14.86% and 15.73%, compared to the unmanaged Morgan Stanley Capital International ("MSCI") All Country World Free Index returns of 5.64% and 9.82%, respectively. The MSCI World Index reported cumulative total returns of 4.86% and 8.69% for these periods. Please remember that the Fund's performance differs from that of an index because, among other things, an index does not contain cash (the Fund generally carries a certain percentage of cash at any given time), is not managed according to any investment strategy, and includes no management or other operating expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

         Given the economy's rapid progress, the Fed apparently determined that a reduction in inflation fighting measures was warranted. The Fed's 25 basis point rate hike on June 30, and recent statistics that indicate a slowing in the very rapid growth rate of money supply in the near future, suggest that the Fed believed the risk of a global economic crisis had diminished. Presumably, with global economic stabilization in sight, the Fed could allow the world's various central banks and finance ministries to focus on more localized problems.

         In Europe, policymakers struggled with the need to stimulate sluggish growth through lower interest rates while simultaneously defending the value of the beleaguered euro. The weaker currency played a role in encouraging greater exports and reduced imports, but we believe Europe will also need to address structural impediments in the labor market to make the euro a long-term success. Meanwhile, many European companies showed initiative by restructuring and/or acquiring other companies to gain critical mass and reduce costs, and the Fund benefited from these trends. Overall, we lightened our positions in European stocks, as valuations for some stocks were beginning to look rather full to us. This aided our performance relative to the indices in 1999's first half as European stocks, particularly the most expensive shares in which we had little exposure, performed poorly. During the period, we added Marks & Spencer Plc., a well-known UK retailer which has experienced some operating problems of late. The stock declined significantly and we believe it holds solid appreciation potential over the next few years. We liquidated our position in Saga Petroleum AS, the Norwegian energy company, which was the subject of a takeover bid. We preferred to take cash rather than stock in the acquiring company. Also, following strong share price performance, we reduced our position in Nokia Corp., the Finnish telecommunications equipment maker.

         In Latin America, we identified many stocks we believed to be bargain priced. These markets were some of the primary beneficiaries of the receding atmosphere of economic crisis during the second quarter of 1999, with Mexican stocks advancing and even Brazilian stocks managing a double-digit U.S. dollar gain despite the devaluation of the real. In our opinion, if inflation remains under control, interest rates fall further, fiscal and trade imbalances are addressed, and privatizations move forward, the potential for further gains on our holdings may be significant. During the


2

PAGE
 ................................................................................


period, we added to our position in the Chilean telecom company, Compania de Telecomunicaciones de Chile SA.

         Southeast Asian stock markets were also major beneficiaries of the improved health of the global economies and, again, the Fund was well exposed to this trend. The Korean, Thai, and Singaporean stock markets each rose more than 50% in U.S. dollar terms, and the Hong Kong equities market, the Fund's greatest exposure in Asia, advanced over 30% during the first six months of 1999. Government-led bailouts to end the regional banking crisis, some progress on debt restructuring, improved current account positions, and sharply falling interest rates all appear to have signaled to the financial markets that the "point of maximum pessimism" that Templeton's research analysts are always searching for had passed. We are hopeful to take advantage of attractively-priced new issues of equity, as we believe that many Asian companies still need to sell shares in order to rebuild balance sheets weakened by the economic crisis in 1997-98.

         Japanese stocks also posted a strong advance in the second quarter. While many challenges remain for the Japanese economy, investors' fears that the nation was entering into a more rapid downward economic spiral never fully materialized. Should Japan's policymakers find a way to inject liquidity into its economy, dispose of excess manufacturing capacity, and remove some of the structural impediments to free competition, we believe that better economic growth might also be achieved. While many Japanese stocks are still not inexpensive enough to meet our strict Templeton long-term value criteria, we were able to identify several shares that could. For example, Nippon Telegraph & Telephone Corp. has been added to the Fund. This Japanese telecommunications giant is beginning a long-term restructuring program that we believe may improve profitability. However, our holdings in these shares still represent an underweighted position relative to the MSCI World Index and the MSCI AC World Free Index, and this detracted from our returns versus the indices in the second quarter.

         We believe the Fed's highly successful measures for dealing with the Asian crisis did have some unfortunate side effects for the U.S. economy. Rate cuts and liquidity stimulated an already strong domestic economy to a growth rate we believe to be in excess of its long run potential. While inflation remained dormant, this growth trend reduced the available labor pool dramatically, thereby threatening wage gains in excess of productivity growth. Meanwhile, earnings growth was very strong, enabling the U.S. stock market to shrug off rising interest rates and move to new record highs. Given these considerations, as well as the high level of valuations in the U.S. stock market, our holdings in U.S. stocks remain substantially below that of the MSCI World Index and the MSCI AC World Free Index. This has impaired results in our global portfolios thus far in 1999, but we believe that our long-standing approach of focusing exclusively on bargain-priced shares should ultimately yield attractive long-term results.


                       INDUSTRY DIVERSIFICATION ON 6/30/99
               (Equity Assets as a Percentage of Total Net Assets)

Finance                            23.9%
Services                           22.2%
Capital Equipment                  13.8%
Energy                             13.0%
Consumer Goods                      9.1%
Materials                           7.7%
Multi-Industry                      3.6%



                         10 LARGEST POSITIONS ON 6/30/99
                          (Percent of Total Net Assets)


Volvo AB, B                         2.3%
ING Groep NV                        2.2%
Compania de Telecomunicaciones
de Chile SA, ADR                    2.1%
Banco Itau SA, pfd.                 2.0%
AXA SA                              1.9%
General Electric Co. Plc.           1.8%
Astrazeneca Plc.                    1.8%
Merita AS                           1.7%
ABB Ltd.                            1.7%
Development Bank of
Singapore Ltd., fgn.                1.6%



                                                                               3

PAGE
TEMPLETON INSTITUTIONAL FUNDS, INC. GROWTH SERIES
letter continued................................................................

Total Return Index Comparison
$5,000,000 Investment: 05/03/93-6/30/99



              Templeton Inst-Growth       MSCI World        MSCI All Country         CPI
                                                                World Free
  5/3/93         $5,000,000.00          $5,000,000.00         $5,000,000.00     $5,000,000.00
 5/31/93         $5,100,000.00          $5,116,064.50         $5,106,091.14     $5,006,322.58
 6/30/93         $5,040,000.00          $5,074,112.77         $5,072,960.82     $5,013,331.43
 7/31/93         $5,115,000.00          $5,179,654.32         $5,178,161.75     $5,013,331.43
 8/31/93         $5,445,000.00          $5,417,918.42         $5,423,704.59     $5,027,368.76
 9/30/93         $5,455,000.00          $5,318,770.51         $5,332,760.61     $5,037,926.23
10/31/93         $5,725,000.00          $5,466,100.45         $5,490,687.80     $5,058,581.73
11/30/93         $5,595,000.00          $5,157,812.39         $5,205,263.08     $5,062,122.74
12/31/93         $6,002,076.00          $5,411,060.97         $5,486,794.06     $5,062,122.74
 1/31/94         $6,393,737.00          $5,768,732.10         $5,850,664.90     $5,075,790.47
 2/28/94         $6,175,017.00          $5,694,892.33         $5,766,095.42     $5,093,048.16
 3/31/94         $5,898,010.00          $5,450,581.45         $5,507,017.76     $5,110,364.52
 4/30/94         $5,995,711.00          $5,620,094.54         $5,656,780.29     $5,117,519.03
 5/31/94         $6,057,416.00          $5,635,268.79         $5,690,131.02     $5,121,101.30
 6/30/94         $5,882,584.00          $5,620,617.09         $5,662,495.93     $5,138,513.04
 7/31/94         $6,124,263.00          $5,728,532.94         $5,787,826.62     $5,152,387.03
 8/31/94         $6,386,512.00          $5,902,107.49         $5,993,989.70     $5,172,996.57
 9/30/94         $6,201,395.00          $5,748,062.48         $5,853,240.03     $5,186,963.66
10/31/94         $6,257,959.00          $5,912,457.07         $6,003,253.66     $5,190,594.54
11/30/94         $5,949,431.00          $5,657,038.92         $5,742,542.97     $5,197,342.31
12/31/94         $5,922,780.00          $5,713,043.61         $5,762,578.31     $5,197,342.31
 1/31/95         $5,814,503.00          $5,628,490.56         $5,645,318.36     $5,218,131.68
 2/28/95         $5,957,971.00          $5,711,792.22         $5,705,612.73     $5,239,004.21
 3/31/95         $6,050,638.00          $5,988,242.97         $5,966,951.12     $5,256,292.92
 4/30/95         $6,301,385.00          $6,197,831.47         $6,183,980.05     $5,273,638.69
 5/31/95         $6,503,073.00          $6,251,752.61         $6,252,250.82     $5,284,185.97
 6/30/95         $6,579,387.00          $6,251,127.43         $6,253,632.76     $5,294,754.34
 7/31/95         $6,884,645.00          $6,564,934.03         $6,556,203.89     $5,294,754.34
 8/31/95         $6,748,369.00          $6,419,848.99         $6,412,659.21     $5,308,520.70
 9/30/95         $6,868,292.00          $6,607,950.56         $6,589,083.14     $5,319,137.74
10/31/95         $6,661,153.00          $6,504,866.53         $6,478,951.42     $5,336,690.89
11/30/95         $6,764,722.00          $6,731,886.37         $6,682,759.35     $5,332,955.21
12/31/95         $6,964,376.00          $6,929,803.83         $6,883,992.20     $5,329,222.14
 1/31/96         $7,187,517.00          $7,056,619.24         $7,037,020.81     $5,360,664.55
 2/29/96         $7,242,851.00          $7,101,075.95         $7,066,320.08     $5,377,818.68
 3/31/96         $7,373,459.00          $7,220,374.02         $7,175,100.99     $5,405,783.34
 4/30/96         $7,622,803.00          $7,391,496.89         $7,350,300.60     $5,426,865.89
 5/31/96         $7,694,045.00          $7,398,888.38         $7,357,899.86     $5,437,176.94
 6/30/96         $7,688,108.00          $7,437,362.60         $7,398,253.30     $5,440,439.24
 7/31/96         $7,409,080.00          $7,175,567.44         $7,121,935.34     $5,450,776.08
 8/31/96         $7,646,550.00          $7,259,521.58         $7,209,770.45     $5,461,132.55
 9/30/96         $7,800,906.00          $7,544,820.78         $7,476,008.03     $5,478,608.18
10/31/96         $7,937,452.00          $7,599,143.48         $7,505,904.36     $5,496,139.72
11/30/96         $8,358,962.00          $8,026,215.35         $7,907,176.40     $5,506,582.39
12/31/96         $8,536,004.00          $7,899,401.15         $7,792,648.29     $5,506,582.39
 1/31/97         $8,746,062.00          $7,995,773.84         $7,923,380.25     $5,524,203.45
 2/28/97         $8,847,496.00          $8,089,324.39         $8,031,407.85     $5,541,328.48
 3/31/97         $8,853,903.00          $7,930,773.64         $7,870,748.37     $5,555,181.80
 4/30/97         $8,821,870.00          $8,191,696.09         $8,123,545.00     $5,561,848.02
 5/31/97         $9,238,298.00          $8,698,762.08         $8,608,255.74     $5,558,510.91
 6/30/97         $9,705,979.00          $9,133,700.18         $9,048,750.86     $5,565,181.13
 7/31/97        $10,116,001.00          $9,555,677.13         $9,457,904.90     $5,571,859.34
 8/31/97         $9,558,628.00          $8,918,313.46         $8,794,321.17     $5,582,445.88
 9/30/97        $10,314,605.00          $9,404,361.55         $9,263,330.22     $5,596,401.99
10/31/97         $9,552,221.00          $8,910,632.57         $8,711,761.81     $5,610,393.00
11/30/97         $9,494,562.00          $9,070,132.89         $8,845,037.31     $5,607,026.76
12/31/97         $9,583,405.00          $9,181,695.52         $8,961,166.82     $5,600,298.33
 1/31/98         $9,513,042.00          $9,438,783.00         $9,158,443.05     $5,610,938.89
 2/28/98        $10,061,871.00         $10,078,732.49         $9,784,971.06     $5,621,599.68
 3/31/98        $10,686,558.00         $10,506,070.74        $10,202,479.04     $5,632,280.72
 4/30/98        $10,826,801.00         $10,610,080.84        $10,298,101.67     $5,642,418.82
 5/31/98        $10,448,144.00         $10,478,515.84        $10,102,710.44     $5,652,575.18
 6/30/98        $10,223,754.00         $10,728,952.37        $10,284,724.00     $5,659,358.27
 7/31/98        $10,265,827.00         $10,712,858.94        $10,288,084.02     $5,666,149.50
 8/31/98         $8,442,661.00          $9,285,906.13         $8,846,701.84     $5,672,948.88
 9/30/98         $8,358,515.00          $9,452,123.85         $9,022,686.36     $5,679,756.42
10/31/98         $9,129,854.00         $10,308,486.27         $9,846,710.10     $5,693,387.83
11/30/98         $9,760,950.00         $10,922,872.05        $10,444,504.67     $5,693,387.83
12/31/98         $9,868,320.45         $11,458,092.78        $10,929,560.42     $5,689,971.80
 1/31/99         $9,808,778.66         $11,710,577.47        $11,152,932.66     $5,703,858.17
 2/28/99         $9,495,452.16         $11,400,682.10        $10,872,626.45     $5,710,800.91
 3/31/99         $9,943,479.77         $11,877,040.11        $11,361,670.88     $5,728,158.95
 4/30/99        $10,899,076.77         $12,346,905.43        $11,852,536.19     $5,769,818.30
 5/31/99        $10,734,116.72         $11,897,396.09        $11,433,710.47     $5,769,818.30
 6/30/99        $11,421,100.18         $12,456,573.71        $12,002,958.55     $5,769,818.30

Periods ended June 30, 1999


                                                    Since
                                                  Inception
                           One-Year   Five-Year   (05/03/93)
--------------------------------------------------------------
Average Annual
Total Return (1), (2)       11.71%     14.19%       14.36%
Cumulative Total
Return (1), (3)             11.71%     94.15%      128.42%


(1) The Fund's manager and administrator have agreed in advance to reduce their respective fees in order to limit the total expenses of the Fund to an annual rate of 0.90% of average net assets. If these fee reductions are insufficient to so limit the Fund's expenses, the administrator has agreed to assume as its own expense certain expenses otherwise payable by the Fund. These voluntary agreements did not result in any fee reductions for the Fund for the period ended June 30, 1999. After May 1, 2000, the manager and administrator may end this arrangement at any time.

(2) Average annual total return represents the average annual change in value of an investment over the indicated periods.

(3) Cumulative total return represents the change in value of an investment over the indicated periods.

(4) Source: Morgan Stanley Capital International. The MSCI World Index tracks the performance of approximately 1500 securities in 22 countries and is designed to measure world stock market performance. It includes reinvested dividends. The MSCI AC World Free Index measures the performance of securities located in 47 countries, including emerging markets in Latin America, Asia and Eastern Europe. It includes reinvested dividends. Indices are unmanaged, do not contain cash and do not include management or other operating expenses. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(5) Source: U.S. Bureau of Labor Statistics (7/15/99).

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


         While the current elevated valuations attached to equities in many parts of the world make the identification of bargains more challenging, worthwhile opportunities present themselves as nations, industries, or individual companies fall temporarily out of favor with investors. As other investors scramble to pay high prices for those stocks with the most appealing trend, Templeton's analysts diligently search for those shares selling at the lowest prices in relation to long-term earnings potential. At Templeton, we remain committed to implementing our disciplined investment process and we are confident that, in so doing, we will build upon the strong relationship we enjoy with you now.

         This discussion reflects our views, opinions, and portfolio holdings as of June 30, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you better understand our investment and management philosophy.

         There are, of course, special risks involved in global investing related to market, currency, economic, social, political and other factors. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, the Mexican Bolsa Index has increased 3,760% in the last 15 years, but has suffered 8 declines of more than 15% during that time.(1) While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets. These special risks and other considerations are discussed in the Fund's prospectus.

Thank you for allowing us to serve your investment management needs.

Best regards,


/s/DONALD F. REED
Donald F. Reed, CFA, CIC
President
Templeton Institutional Funds, Inc.


/s/GARY P. MOTYL
Gary P. Motyl, CFA
Executive Vice President
Templeton Investment Counsel, Inc.


(1) Source: Mexico Bolsa Index. Based on quarterly percentage price change over 15 years ended June 30, 1999. Market return is measured in U.S. dollars and does not include reinvested dividends.

For the most current portfolio information, please call 1-800-362-6243.



4

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Financial Highlights

                                                          SIX MONTHS
                                                             ENDED                        YEAR ENDED DECEMBER 31,
                                                         JUNE 30, 1999    -------------------------------------------------------
                                                         (UNAUDITED)+      1998        1997        1996        1995        1994
                                                         ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period.................         $6.61        $13.62      $13.41      $11.86      $10.94      $11.80
                                                         ------------------------------------------------------------------------
Income from investment operations:
 Net investment income...............................           .08           .19         .73         .30         .27         .20
 Net realized and unrealized gains (losses)..........           .96           .46         .89        2.32        1.62        (.36)
                                                         ------------------------------------------------------------------------
Total from investment operations.....................          1.04           .65        1.62        2.62        1.89        (.16)
                                                         ------------------------------------------------------------------------
Less distributions from:
 Net investment income...............................            --          (.19)       (.87)       (.29)       (.27)       (.20)
 Net realized gains..................................            --         (7.47)       (.54)       (.74)       (.70)       (.50)
 In excess of net realized gains.....................            --            --          --        (.04)         --          --
                                                         ------------------------------------------------------------------------
Total distributions..................................            --         (7.66)      (1.41)      (1.07)       (.97)       (.70)
                                                         ------------------------------------------------------------------------
Net asset value, end of period.......................         $7.65         $6.61      $13.62      $13.41      $11.86      $10.94
                                                         ========================================================================
Total Return*........................................        15.73%         2.98%      12.27%      22.57%      17.59%     (1.32)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)....................       $62,425       $55,779    $120,370    $268,158    $226,963    $194,059
Ratios to average net assets:
 Expenses............................................          .90%**        .89%        .86%        .87%        .88%        .95%
 Net investment income...............................         2.36%**       2.27%       2.15%       2.34%       2.28%       1.69%
Portfolio turnover rate..............................        22.90%        13.00%      16.73%      15.61%      30.20%      17.23%

 * Total return is not annualized.
** Annualized.
 + Based on weighted average shares outstanding.
                       See Notes to Financial Statements.
                                                                               5

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)

                                                                   COUNTRY             SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS 88.6%
APPLIANCES & HOUSEHOLD DURABLES .8%
Sony Corp. .................................................        Japan                4,700        $   506,733
                                                                                                      -----------
AUTOMOBILES 3.5%
*Circuit City Stores Inc. - CarMax Group....................    United States           69,000            366,563
Fiat SpA....................................................        Italy              128,500            408,412
Volvo AB, B.................................................        Sweden              49,000          1,420,665
                                                                                                      -----------
                                                                                                        2,195,640
                                                                                                      -----------
BANKING 10.0%
*Banca Nazionale Del Lavoro SpA.............................        Italy              119,200            375,903
Bank of America Corp. ......................................    United States            8,700            637,819
Banque Nationale de Paris, ADR, 144A........................        France              10,000            833,247
Deutsche Bank AG, Br. ......................................       Germany              15,200            926,390
Development Bank of Singapore Ltd., fgn. ...................      Singapore             80,000            977,386
HSBC Holdings Plc. .........................................      Hong Kong             21,069            768,481
Merita AS...................................................       Finland             192,000          1,090,977
*Thai Farmers Bank Public Co. Ltd., fgn. ...................       Thailand            200,000            618,305
                                                                                                      -----------
                                                                                                        6,228,508
                                                                                                      -----------
BUILDING MATERIALS & COMPONENTS 1.3%
Pioneer International Ltd. .................................      Australia            320,000            815,462
                                                                                                      -----------
BUSINESS & PUBLIC SERVICES .7%
Esselte AB, A...............................................        Sweden              42,000            419,901
                                                                                                      -----------
CHEMICALS 3.4%
Akzo Nobel NV...............................................     Netherlands            20,000            841,497
Bayer AG, Br. ..............................................       Germany               8,600            357,853
Beijing Yanhua Petrochemical Company Ltd., ADR..............        China               34,000            386,750
Imperial Chemical Industries Plc. ..........................    United Kingdom          52,000            517,197
                                                                                                      -----------
                                                                                                        2,103,297
                                                                                                      -----------
CONSTRUCTION & HOUSING .2%
Fairview Holdings Plc. .....................................    United Kingdom          64,884            137,557
                                                                                                      -----------
DATA PROCESSING & REPRODUCTION 1.1%
*3Com Corp. ................................................    United States           24,500            653,844
                                                                                                      -----------
ELECTRICAL & ELECTRONICS 5.1%
*ABB Ltd. ..................................................        Sweden              11,235          1,050,569
Alcatel SA..................................................        France               5,416            762,384
General Electric Co. Plc. ..................................    United Kingdom         112,084          1,139,532
*Meto AG....................................................        Sweden              42,000            207,975
                                                                                                      -----------
                                                                                                        3,160,460
                                                                                                      -----------
ELECTRONIC COMPONENTS & INSTRUMENTS .4%
BICC Plc. ..................................................    United Kingdom         193,861            276,543
                                                                                                      -----------
ENERGY EQUIPMENT & SERVICES 3.0%
Sunoco Inc. ................................................    United States           20,000            603,750
TransCanada PipeLines Ltd. .................................        Canada              43,500            609,000
Transocean Offshore Inc. ...................................    Cayman Islands          24,400            640,500
                                                                                                      -----------
                                                                                                        1,853,250
                                                                                                      -----------
ENERGY SOURCES 3.7%
Occidental Petroleum Corp. .................................    United States           29,000            612,625
Repsol SA...................................................        Spain               42,800            873,920
Societe Elf Aquitane SA, Br. ...............................        France               5,628            825,889
                                                                                                      -----------
                                                                                                        2,312,434
                                                                                                      -----------

 6

PAGE
TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                   COUNTRY             SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
FINANCIAL SERVICES 5.5%
AXA SA......................................................        France               9,600        $ 1,171,166
Housing Development Finance Corp. Ltd. .....................        India                5,895            302,083
ICICI Ltd., GDR, 144A.......................................        India               60,100            619,030
ING Groep NV................................................     Netherlands            25,055          1,356,489
                                                                                                      -----------
                                                                                                        3,448,768
                                                                                                      -----------
FOOD & HOUSEHOLD PRODUCTS 1.0%
Archer-Daniels Midland Co. .................................    United States           42,025            648,762
                                                                                                      -----------
FOREST PRODUCTS & PAPER 2.3%
Carter Holt Harvey Ltd. ....................................     New Zealand           166,000            198,797
Fletcher Challenge Ltd. Forestry Division...................     New Zealand           625,000            351,058
Metsa Serla OY, B...........................................       Finland              45,000            382,386
Stora Enso OYJ, R...........................................       Finland              44,994            486,879
                                                                                                      -----------
                                                                                                        1,419,120
                                                                                                      -----------
HEALTH & PERSONAL CARE 3.8%
Astrazeneca Plc. ...........................................    United Kingdom          29,059          1,131,333
Pharmacia & Upjohn Inc. ....................................    United States           11,100            630,619
Rhone-Poulenc SA, A.........................................        France              13,963            638,033
                                                                                                      -----------
                                                                                                        2,399,985
                                                                                                      -----------
INDUSTRIAL COMPONENTS 1.1%
Exide Corp. ................................................    United States           46,600            687,350
                                                                                                      -----------
INSURANCE 5.2%
Ace Ltd. ...................................................       Bermuda              21,800            615,850
Allstate Corp. .............................................    United States           12,300            441,263
Presidential Life Corp. ....................................    United States           32,400            635,850
Torchmark Corp. ............................................    United States           18,500            631,313
XL Capital Ltd., A..........................................       Bermuda              10,700            604,550
Zurich Allied AG............................................     Switzerland               520            295,690
                                                                                                      -----------
                                                                                                        3,224,516
                                                                                                      -----------
MACHINERY & ENGINEERING 2.9%
Invensys Plc. ..............................................    United Kingdom         117,793            557,939
New Holland NV..............................................     Netherlands            48,000            822,000
VA Technologie AG, Br. .....................................       Austria               4,600            416,737
                                                                                                      -----------
                                                                                                        1,796,676
                                                                                                      -----------
MERCHANDISING 2.7%
Hudsons Bay Co. ............................................        Canada              34,000            383,328
Marks & Spencer Plc. .......................................    United Kingdom          60,000            346,143
Safeway Plc. ...............................................    United Kingdom          66,000            263,981
Storehouse..................................................    United Kingdom         312,100            671,505
                                                                                                      -----------
                                                                                                        1,664,957
                                                                                                      -----------
METALS & MINING .7%
WMC Ltd. ...................................................      Australia            108,560            466,345
                                                                                                      -----------
MULTI-INDUSTRY 3.6%
Brierley Investments Ltd. ..................................     New Zealand           765,889            215,097
Foster Wheeler Corp. .......................................    United States           24,200            341,825
Hutchison Whampoa Ltd. .....................................      Hong Kong             62,000            561,359
Jardine Matheson Holdings Ltd. .............................      Hong Kong             97,531            487,655
Swire Pacific Ltd., A.......................................      Hong Kong            132,000            653,293
                                                                                                      -----------
                                                                                                        2,259,229
                                                                                                      -----------

                                                                               7

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                   COUNTRY             SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
REAL ESTATE 1.2%
*Catellus Development Corp. ................................    United States           50,000        $   775,000
                                                                                                      -----------
TELECOMMUNICATIONS 12.1%
*Cable & Wireless Optus Ltd., 144A..........................      Australia            156,452            356,232
Compania de Telecomunicaciones de Chile SA, ADR.............        Chile               53,300          1,319,175
Nippon Telegraph & Telephone Corp. .........................        Japan                   43            500,909
Nokia Corp., A..............................................       Finland               7,300            639,889
Nortel Networks Corp. ......................................        Canada              10,080            875,070
Philippine Long Distance Telephone Co., ADR.................     Philippines            23,211            699,231
PT Indosat, ADR.............................................      Indonesia                500              9,750
*Rostelecom, ADR............................................        Russia              21,500            210,969
*Telecom Italia SpA, di Risp................................        Italy               75,700            411,795
Telefonica del Peru SA, B...................................         Peru              115,000            172,733
*Telefonica SA..............................................        Spain               19,000            915,221
Telefonos de Mexico SA (Telmex), ADR........................        Mexico              10,900            880,856
Videsh Sanchar Nigam Ltd., GDR, 144A........................        India               42,700            547,094
                                                                                                      -----------
                                                                                                        7,538,924
                                                                                                      -----------
TRANSPORTATION 4.0%
Airborne Freight Corp. .....................................    United States           22,100            611,894
British Airways Plc. .......................................    United Kingdom          51,000            352,503
Burlington Northern Santa Fe Corp. .........................    United States           19,400            601,400
Canadian National Railway Co. ..............................        Canada               9,200            621,715
Mayne Nickless Ltd., A......................................      Australia             97,783            334,616
                                                                                                      -----------
                                                                                                        2,522,128
                                                                                                      -----------
UTILITIES ELECTRICAL & GAS 9.3%
Centrais Eletricas Brasileiras SA (Electrobras).............        Brazil          14,000,000            266,819
*Centrais Geradoras Do Sul Do Brasil SA.....................        Brazil           7,000,000              5,592
Centrica Plc. ..............................................    United Kingdom         219,600            516,618
*CEZ AS.....................................................    Czech Republic         190,465            392,003
Endesa SA...................................................        Spain               33,600            716,560
Evn AG......................................................       Austria               6,200            906,631
Guangdong Electric Power Development Co Ltd., B. ...........        China              728,000            501,043
Iberdrola SA, Br. ..........................................        Spain               57,600            877,335
Korea Electric Power Corp. .................................     South Korea            19,720            819,466
Veba AG.....................................................       Germany              13,400            790,430
                                                                                                      -----------
                                                                                                        5,792,497
                                                                                                      -----------
TOTAL COMMON STOCKS (COST $44,159,764)......................                                           55,307,886
                                                                                                      -----------
PREFERRED STOCKS 4.7%
Banco Itau SA, pfd. ........................................        Brazil           2,450,000          1,272,183
Embratel Participacoes SA, ADR, pfd. .......................        Brazil              11,700            162,338
News Corp. Ltd., pfd. ......................................      Australia             83,353            635,023
Tele Celular Sul Participacoes SA, ADR, pfd. ...............        Brazil               1,170             25,374
Tele Centro Oeste Celular Participacoes SA, ADR, pfd. ......        Brazil               3,900             15,356
Tele Centro Sul Participacoes SA, ADR, pfd. ................        Brazil               2,340            129,870
Tele Leste Celular Participacoes SA, ADR, pfd. .............        Brazil                 234              6,962
Tele Nordeste Celular Participacoes SA, ADR, pfd. ..........        Brazil                 585             15,795
Tele Norte Celular Participacoes SA, ADR, pfd. .............        Brazil                 234              6,333
Tele Norte Leste Participacoes SA, ADR, pfd. ...............        Brazil              11,700            217,181
Tele Sudeste Celular Participacoes SA, ADR, pfd. ...........        Brazil               2,340             67,860
*Telecomunicacoes Brasileiras SA (Telebras), ADR, pfd. .....        Brazil              11,700                731
Telemig Celular Participacoes SA, ADR, pfd. ................        Brazil                 585             14,406

 8

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                   COUNTRY             SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (CONT.)
Telesp Celular Participacoes SA, ADR, pfd. .................        Brazil               4,680        $   125,190
Telesp Participacoes SA, ADR, pfd. .........................        Brazil              11,700            267,638
                                                                                                      -----------
TOTAL PREFERRED STOCKS (COST $2,474,720)....................                                            2,962,240
                                                                                                      -----------

                                                                                     PRINCIPAL
                                                                                      AMOUNT**
                                                                                      --------
SHORT TERM INVESTMENTS (COST $4,117,123) 6.6%
U.S. Treasury Bills, 4.355% to 4.85%, with maturities to
  12/09/99..................................................    United States        $4,170,000         4,118,500
                                                                                                      -----------
TOTAL INVESTMENTS (COST $50,751,607) 99.9%..................                                           62,388,626
OTHER ASSETS, LESS LIABILITIES .1%..........................                                               36,362
                                                                                                      -----------
TOTAL NET ASSETS 100.0%.....................................                                          $62,424,988
                                                                                                      ===========

*Non-income producing.
**Securities denominated in U.S. dollars.
                       See Notes to Financial Statements.
                                                                               9

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $50,751,607).....  $62,388,626
 Cash.......................................................      214,305
 Receivables:
  Capital shares sold.......................................      135,701
  Dividends and interest....................................      335,407
                                                              -----------
      Total assets..........................................   63,074,039
                                                              -----------
Liabilities:
 Payables:
  Investment securities purchased...........................      464,483
  Capital shares redeemed...................................       76,893
  To affiliates.............................................       45,817
 Deferred tax liability (Note 1e)...........................        7,063
 Accrued expenses...........................................       54,795
                                                              -----------
      Total liabilities.....................................      649,051
                                                              -----------
Net assets, at value........................................  $62,424,988
                                                              ===========
Net assets consist of:
 Undistributed net investment income........................  $   697,793
 Net unrealized appreciation................................   11,629,956
 Accumulated net realized gain..............................      800,760
 Capital shares.............................................   49,296,479
                                                              -----------
Net assets, at value........................................  $62,424,988
                                                              ===========
Net asset value per share ($62,424,988 / 8,164,260 shares
  outstanding)..............................................        $7.65
                                                              ===========

                       See Notes to Financial Statements.
 10

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $96,440)
 Dividends..................................................    $  788,742
 Interest...................................................       127,415
                                                                ----------
      Total investment income...............................                  $  916,157
Expenses:
 Management fees (Note 3)...................................       196,579
 Administrative fees (Note 3)...............................        23,523
 Transfer agent fees (Note 3)...............................           296
 Reports to shareholders....................................         8,200
 Registration and filing fees...............................         5,300
 Professional fees..........................................        17,000
 Directors' fees and expenses...............................         1,600
                                                                ----------
      Total expenses........................................                     252,498
                                                                              ----------
            Net investment income...........................                     663,659
                                                                              ----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................     1,282,779
  Foreign currency transactions.............................       (26,222)
                                                                ----------
      Net realized gain.....................................                   1,256,557
 Net unrealized appreciation (depreciation) on:
  Investments...............................................     6,473,069
  Deferred taxes (Note 1e)..................................        (7,063)
                                                                ----------
      Net unrealized appreciation...........................                   6,466,006
                                                                              ----------
Net realized and unrealized gain............................                   7,722,563
                                                                              ----------
Net increase in net assets resulting from operations........                  $8,386,222
                                                                              ==========

                       See Notes to Financial Statements.
                                                                              11

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                    ENDED
                                                                JUNE 30, 1999       YEAR ENDED
                                                                 (UNAUDITED)     DECEMBER 31, 1998
                                                                 ---------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................     $   663,659       $  1,411,249
  Net realized gain from investments and foreign currency
    transactions............................................       1,256,557          1,782,944
  Net unrealized appreciation (depreciation) on investments
   and deferred taxes.......................................       6,466,006         (1,330,371)
                                                                ----------------------------------
    Net increase in net assets resulting from operations....       8,386,222          1,863,822
 Distributions to shareholders from:
  Net investment income.....................................              --         (1,406,840)
  Net realized gains........................................              --        (37,469,952)
  In excess of net realized gains...........................              --           (455,797)
 Capital share transactions (Note 2)........................      (1,740,667)       (27,121,467)
                                                                ----------------------------------
    Net increase (decrease) in net assets...................       6,645,555        (64,590,234)
Net assets:
 Beginning of period........................................      55,779,433        120,369,667
                                                                ----------------------------------
 End of period..............................................     $62,424,988       $ 55,779,433
                                                                ==================================
Undistributed net investment income included in net assets:
 End of period..............................................     $   697,793       $     34,134
                                                                ==================================

                       See Notes to Financial Statements.
 12

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Growth Series (the Fund) is a separate, diversified series of Templeton Institutional Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks to achieve long-term capital growth. Under normal market conditions, the Fund invests primarily in the equity securities of companies located anywhere in the world, including emerging markets. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

e. DEFERRED TAXES:

Deferred taxes are recorded for estimated tax liabilities inherent in the Fund's portfolio securities which may arise from subsequent sales of those securities and asset repatriations from countries that impose such taxes.

                                                                              13

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

At June 30, 1999, there were 1.14 billion shares authorized ($0.01 par value), of which 120 million have been classified as Fund shares. Transactions in the Fund's shares were as follows:

                                                                  SIX MONTHS ENDED                      YEAR ENDED
                                                                    JUNE 30, 1999                   DECEMBER 31, 1998
                                                              ------------------------------------------------------------
                                                                SHARES        AMOUNT              SHARES         AMOUNT
                                                              ------------------------------------------------------------
Shares sold.................................................   1,157,028    $ 8,150,157          1,936,045    $ 15,134,178
Shares issued on reinvestment of distributions..............          --             --          5,406,284      38,984,371
Shares redeemed.............................................  (1,437,519)    (9,890,824)        (7,737,881)    (81,240,016)
                                                              ------------------------------------------------------------
Net decrease................................................    (280,491)   $(1,740,667)          (395,552)   $(27,121,467)
                                                              ============================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Company are also officers or directors of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TICI of 0.70% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:

ANNUALIZED
FEE RATE                   AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

TICI and FT Services agreed in advance to limit total expenses of the Fund to an annual rate of 0.90% of average daily net assets through April 30, 2000. For the six months ended June 30, 1999, no fee waiver or reimbursement was necessary under the agreement.

 14

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES

At June 30, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes of $51,003,662 was as follows:

Unrealized appreciation.....................................  $16,550,124
Unrealized depreciation.....................................   (5,165,161)
                                                              -----------
Net unrealized appreciation.................................  $11,384,963
                                                              ===========

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and losses on the sale of securities and foreign currencies subsequent to October 31.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 1999 aggregated $11,746,270 and $11,965,463, respectively.

                                                                              15

PAGE

                      This page intentionally left blank.

PAGE

This report must be preceded or accompanied by the current prospectus of the Templeton Institutional Funds, Inc. Growth Series, which contains more complete information, including risk factors, charges, and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.









                                                          Principal Underwriter:

                                                              FRANKLIN TEMPLETON
                                                              DISTRIBUTORS, INC.
                                                            100 Fountain Parkway
                                                                  P.O. Box 33030
                                              St. Petersburg, Florida 33733-8030

                                          Institutional Services: 1-800-321-8563
[RECYCLED LOGO]                                 Fund Information: 1-800-362-6243

ZT455 S 6/99